Filed Pursuant to Rule 497(k)

Registration No.: 002-86188

ANCHOR SERIES TRUST

Strategic Multi-Asset Portfolio

(the “Portfolio”)

Supplement dated August 26, 2016 to the Summary Prospectus

dated May 1, 2016, as supplemented and amended to date

At a meeting held on June 8, 2016, the Board of Trustees approved an Expense Limitation Agreement by and between Anchor Series Trust and SunAmerica Asset Management, LLC (“SAAMCo”), the Portfolio’s investment adviser, on behalf of the Class 1 shares of the Portfolio. Effective August 19, 2016, pursuant to the Expense Limitation Agreement, SAAMCo has contractually agreed to waive its fees and/or reimburse expenses of the Portfolio until April 30, 2018, so that the Portfolio’s annual operating expenses do not exceed 0.86% for Class 1 shares. Accordingly, the following changes to the Prospectus are effective as of August 19, 2016:

In the section entitled “Portfolio Summary: Strategic Multi-Asset Portfolio – Fees and Expenses of the Portfolio,” the table under the heading “Annual Portfolio Operating Expenses” is deleted in its entirety and replaced with the following:

Annual Portfolio Operating Expenses (expenses you pay each year as a percentage of the value of your investment)

Class 1
Management Fees	1.00%
Service (12b-1) Fees	None
Other Expenses	0.75%
Total Annual Portfolio Operating Expenses	1.75%
Less Fee Waivers and/or Reimbursements[1,2]	-0.89%
Total Annual Portfolio Operating Expenses After Fee Waivers and/or Reimbursements[1,2]	0.86%

[1]	Pursuant to an Expense Limitation Agreement, SunAmerica Asset Management, LLC (“SAAMCo”) has contractually agreed to waive its fees and/or reimburse the expenses of the Portfolio until April 30, 2018, so that the Portfolio’s “Total Annual Portfolio Operating Expenses After Fee Waivers and/or Reimbursements” does not exceed 0.86% for Class 1 shares. For purposes of the Expense Limitation Agreement, “Total Annual Portfolio Operating Expenses” shall not include extraordinary expenses (i.e., expenses that are unusual in nature and/or infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees; and other expenses not incurred in the ordinary course of Anchor Series Trust’s (the “Trust”) business on behalf of the Portfolio. Any waivers and/or reimbursements made by SAAMCo with respect to the Portfolio are subject to recoupment from the Portfolio within two years after the occurrence of any such waivers and/or reimbursements, provided that the Portfolio is able to effect such payment to SAAMCo and remain in compliance with the expense limitations in effect at the time the waivers and/or reimbursements occurred. This Agreement may be terminated prior to April 30, 2018 by the Board of Trustees, including a majority of the trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended.

[2]	The Expense Limitation Agreement is effective as of August 19, 2016. However, the Fee Waivers and/or Reimbursements and Total Annual Portfolio Operating Expenses After Fee Waivers and/or Reimbursements reflect the contractual expense limitation for Class 1 shares relative to the fee and expense information shown in the fee table for the fiscal year ended December 31, 2015.

In addition, the “Expense Example” is deleted in its entirety and replaced with the following:

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same and that all fee waivers and/or reimbursements remain in place until April 30, 2018. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1 Shares	$88	$464	$866	$1,989

Capitalized terms used herein but not defined shall have the meanings assigned to them in the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.